FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2014
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates. we have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure. Certain interest rate swap agreements qualify and are designated, for accounting purposes, as cash flow hedges. We do not hold or issue instruments for speculative or trading purposes. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however, we do not anticipate non-performance by any of our counterparties.

We manage our debt and capital lease portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates. We hedge account for certain of our interest rate swap arrangements designated as cash flow hedges. Accordingly, the net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective. The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings, within interest expense, in the same period as the hedged items affect earnings.

We have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR:

Instrument (in thousands of $)	Year End	Notional Amount	Maturity Dates			Fixed Interest Rate
Interest rate swaps:
Receiving floating, pay fixed	December 31, 2014	919,130	2015	to	2020	0.92%	to	2.96%
Receiving floating, pay fixed	December 31, 2013	997,607	2014	to	2020	0.92%	to	5.04%

During the year ended December 31, 2014, in connection with the acquisition of the Golar Igloo in March 2014, we assumed Golar Igloo's bank debt and the related interest rate swap with a notional value of $100 million. Interest rate swaps with a notional value of $130 million expired during the year ended December 31, 2014.

As of December 31, 2014 and 2013 the notional principal amount of the debt and capital lease obligations outstanding subject to such swap agreements was $919.1 million and $997.6 million, respectively.

The effect of cash flow hedging relationships relating to interest rate swap agreements on the statements of operations is as follows:

Derivatives designated as hedging instruments		Effective portion gain/(loss) reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
(in thousands of $)	Location	2014	2013	2012	2014	2013	2012
Interest rate swaps	Other financial items, net	(1,339)	775	—	(1,210)	1,015	(409)

The effect of cash flow hedging relationships relating to interest rate swap agreements excluding the cross currency interest rate swap on the other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2014	2013	2012
Interest rate swaps	492	5,515	1,113

As of December 31, 2014 and 2013, our accumulated other comprehensive income included $3.4 million and $1.6 million of unrealized gains, respectively, on interest rate swap agreements excluding the cross currency interest rate swap designated as cash flow hedges.

The amounts reclassified from accumulated other comprehensive income (loss) to "Other financial items, net" for the years ended December 31, 2014, 2013 and 2012 were $1.3 million loss, $0.8 million gain and $nil, respectively.

As of December 31, 2014, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

Foreign currency risk

For the periods reported, the majority of the vessels’ gross earnings were receivable in U.S. dollars and the majority of our transactions, assets and liabilities were denominated in U.S. dollars, our functional currency. However, we incur expenditures in other currencies. Our capital lease obligation and related restricted cash deposit are denominated in British Pounds. There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

A net foreign exchange gain of $0.7 million, $2.3 million and $1.6 million arose in the years ended December 31, 2014, 2013 and 2012, respectively. The net foreign exchange gain of $0.7 million arose in the year ended December 31, 2014 as a result of the $0.7 million gain (2013: $7.1 million gain) on the retranslation of our capital lease obligations and the cash deposits securing those obligations offset by $nil (2013: $4.8 million loss) on the mark-to-market valuation on the Golar Winter currency swap. This swap was terminated and cash settled in June 2013 in connection with the termination of the Golar Winter lease.

We entered into the Golar Winter currency swap in connection with the lease arrangement in respect of the Golar Winter, the obligation in respect of which was denominated in GBP. In this transaction the restricted cash deposit, which secured the letter of credit given to the lessor to secure part of Golar’s obligations to the lessor, was much less than the obligation and therefore, unlike the Methane Princess Lease, did not provide a natural hedge. In order therefore, to hedge this exposure, we entered into a currency swap with a bank, who was also the lessor, to exchange GBP payment obligations into U.S. dollar payment obligations. The swap hedged the full amount of the GBP lease obligation. In June 2013, in connection with the termination of the lease financing arrangement in respect of the Golar Winter, the associated Golar Winter currency swap was also terminated.

As of December 31, 2014, we have the following foreign currency forward contract:.

	Notional Amount			Average forward
Instrument (in thousands)	Receiving in foreign currency	Pay in USD	Maturity Date	rate USD foreign currency
Currency rate swaps:
Singapore dollars	563	441	2015	1.276

As of December 31, 2013, we had no foreign currency forward contract.

Cross currency interest rate swap

As of December 31, 2014 and 2013, the details of our cross currency interest rate swap are as follows:

	Interest rate element		Currency element
			Notional Amount			Average forward rate USD foreign currency
Instrument (in thousands)	Notional Amount	Fixed Interest Rate	Receiving in Norwegian Kroner	Pay in USD	Maturity Date
Cross currency interest rate swap	227,193	6.485%	1,300,000	227,193	2017	5.722

As described in note 21, we issued NOK denominated senior unsecured bonds. In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge. Accordingly, the net loss recognized in accumulated other comprehensive income is as follows:

Derivatives designated as hedging instruments	Amount of gain/ (loss) recognized in OCI on derivative (effective portion)
(in thousands of $)	2014	2013	2012
Cross currency interest rate swap	(184)	1,080	(5,063)

As of December 31, 2014 and 2013, our accumulated other comprehensive income included $4.2 million and $4.0 million of unrealized losses, respectively, on the cross currency interest rate swap designated as a cash flow hedge. There has been no ineffectiveness in any of the years presented.

The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged item affects earnings. As of December 31, 2014, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

Fair values

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

The carrying value and estimated fair value of our financial instruments at December 31, 2014 and 2013 are as follows:

(in thousands of $)	Fair Value Hierarchy(1)	2014 Carrying Value	2014 Fair Value	2013 Carrying Value	2013 Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	98,998	98,998	103,100	103,100
Restricted cash and short-term investments	Level 1	172,383	172,383	170,176	170,176
Short-term debt due to related party	Level 3	20,000	20,000	—	—
High-yield bonds(1)	Level 1	174,450	173,578	214,100	221,166
Long-term debt—floating(2)	Level 2	858,082	858,082	675,371	675,371
Obligations under capital leases(2)	Level 2	150,997	150,997	159,008	159,008
Derivatives:
Interest rate swaps asset(3)(4)	Level 2	3,617	3,617	5,335	5,335
Interest rate swaps liability(3)(4)	Level 2	15,222	15,222	15,119	15,119
Cross currency interest rate swap liability(3)(5)	Level 2	56,639	56,639	16,804	16,804
Foreign currency swaps liability(3)	Level 2	16	16	—	—
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(1)
This pertains to high-yield bonds with a carrying value of $174.5 million as of December 31, 2014 which is included under long-term debt on the balance sheet. The fair value of the high-yield bonds as of December 31, 2014 was $173.6 million (2013: $221.2 million), which represents 99.5% (2013: 103.3%) of its face value.

(2)	Our debt and capital lease obligations are recorded at amortized cost in the consolidated balance sheets.

(3)	Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.

(4)
The fair value/carrying value of interest rate swap agreements (excluding the cross currency interest rate swap described in footnote 5) that qualify and are designated as cash flow hedges as of December 31, 2014 and 2013 was $2.0 million (with a notional amount of $211.6 million) and $3.5 million (with a notional amount of $287.1 million), respectively. The expected maturity of these interest rate agreements is from May 2015 to March 2018.

(5)
We issued NOK denominated senior unsecured bonds. In order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedges both the full redemption amount of the NOK obligation and the related quarterly interest payments. We designated the cross currency interest rate swap as a cash flow hedge.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying values of accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short maturity of these instruments.

Certain methods and assumptions were used to estimate the fair value of each class of financial instruments. The carrying amounts of accounts receivables, accounts payables and accrued liabilities approximate fair values because of the short maturity of those instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since they are placed for periods of less than six months. The estimated fair value for long-term restricted cash is considered to be equal to the carrying value since it bears variable interest rates which are reset on a quarterly basis.

The carrying value of short-term debt due to related party refers to our revolving credit facility with Golar. The carrying amount of this debt approximates its fair value because of the short maturity of this instrument.

The estimated fair value of our high yield bonds is based on the quoted market price as of the balance sheet date.

The estimated fair value for floating long-term debt is considered to be equal to the carrying value since it bears variable interest rates, which are reset on a quarterly basis.

The estimated fair values of long-term lease obligations under capital leases are considered to be equal to the carrying value since they bear interest at rates, which are reset on a quarterly basis.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, and our credit worthiness and of our swap counterparty. The mark-to-market gain or loss on our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes for the period is reported in the statement of operations caption "other financial items, net" (see note 7).

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive fair value at the end of each period, reduced by the effects of master netting agreements. It is our policy to enter into master netting agreements with the counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of amounts owed to that counterparty by offsetting them against amounts that the counterparty owes to us.

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balance of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2014 and 2013 would be adjusted as detailed in the following table:

	December 31, 2014			December 31, 2013
(in thousands of $)	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
Total asset derivatives	3,617	(1,831)	1,786	5,335	—	5,335
Total liability derivatives	15,222	(1,831)	13,391	15,119	—	15,119

The cross currency interest rate swap has a credit support arrangement that requires us to provide cash collateral in the event that the market valuation drops below a certain level. Valuation has fallen below this level and a cash collateral amounting to $9.7 million has been provided as of December 31, 2014 (see note 17).

The fair value measurement of an asset or a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position. A credit valuation adjustment of $3.2 million (2013: $nil) was recognized for the year ended December 31, 2014 in relation to our cross-currency swap.

The cash flows from economic hedges are classified in the same category as the cash flows from the items subject to the economic hedging relationship.

Concentrations of risk

The maximum exposure to credit risk is the carrying value of cash and cash equivalents, restricted cash and short-term investments, trade accounts receivable, other receivables and amounts due from related parties. There is a concentration of credit risk with respect to cash and cash equivalents, restricted cash and short-term investments to the extent that substantially all of the amounts are carried with Nordea Bank Finland Plc, Lloyds TSB Bank plc, Citibank, DNB Bank ASA, Santander UK plc, Sumitomo Mitsui Banking Corporation and Standard Chartered PLC. However, we believe this risk is remote.

During the year ended December 31, 2014, seven customers accounted for all of our revenues. These revenues and associated accounts receivable are derived from two time charters with BG Group plc, one time charter with Pertamina, one time charter with DUSUP, two time charters with Petrobras, one time charter with PTNR, one time charter with Eni S.p.A. and one time charter with KNPC. We consider the credit risk of BG Group plc, Petrobras, DUSUP, PTNR, Eni S.p.A and KNPC to be low. Pertamina is a state enterprise of the Republic of Indonesia. Credit risk is mitigated by the long-term contract with Pertamina being payable monthly in advance and further, the gas sales contracts are with the Chinese Petroleum Corporation, our joint venture partner in the Golar Mazo.

During the years ended December 31, 2014, 2013 and 2012, Petrobras accounted for at least 25% of gross revenue (see note 6). Details of revenues derived from each customer for the years ended December 31, 2014, 2013 and 2012 are found in note 6.